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                                                             EXHIBIT NO. 99.8(f)

                                                     Revised as of July 19, 2001

                                                                       EXHIBIT A
                                      FUNDS

I.       MFS FAMILY OF FUNDS
         -------------------
         MFS Series Trust I:
         -------------------
           MFS Cash Reserve Fund
           MFS Core Growth Fund
           MFS Global Asset Allocation Fund
           MFS Global Telecommunications Fund
           MFS Japan Equity Fund
           MFS Managed Sectors Fund
           MFS New Discovery Fund
           MFS Research Growth and Income Fund
           MFS Research International Fund
           MFS Strategic Growth Fund
           MFS Technology Fund
           MFS Value Fund

         MFS Series Trust II:
         --------------------
           MFS Emerging Growth Fund
           MFS Large Cap Growth Fund

         MFS Series Trust III:
         ---------------------
           MFS High Income Fund
           MFS Municipal High Income Fund
           MFS High Yield Opportunities Fund

         MFS Series Trust IV:
         --------------------
           MFS Money Market Fund
           MFS Government Money Market Fund
           MFS Municipal Bond Fund
           MFS  Mid Cap Growth Fund

         MFS Series Trust V:
         -------------------
           MFS Total Return Fund
           MFS Research Fund
           MFS International New Discovery Fund
           MFS International Strategic Growth Fund
           MFS International Value Fund

         MFS Series Trust VI:
         --------------------
           MFS Global Total Return Fund
           MFS Utilities Fund
           MFS Global Equity Fund

         MFS Series Trust VII:
         ---------------------
           MFS Global Governments Fund
           MFS  Capital Opportunities Fund

         MFS Series Trust VIII:
         ----------------------
           MFS Strategic Income Fund
           MFS Global Growth Fund

         MFS Series Trust IX:
         --------------------
           MFS Bond Fund
           MFS Limited Maturity Fund
           MFS Municipal Limited Maturity Fund
           MFS Research Bond Fund
           MFS Intermediate Investment Grade Bond Fund
           MFS Emerging Opportunities Fund
           MFS Large Cap Value Fund
           MFS High Quality Bond Fund

         MFS Series Trust X:
         -------------------
           MFS Government Mortgage Fund
           MFS Emerging Markets Equity Fund
           MFS International Growth Fund
           MFS International Investors Trust
           MFS Strategic Value Fund
           MFS New Endeavor Fund
           MFS Emerging Markets Debt Fund
           MFS High Yield Fund
           MFS Income Fund
           MFS European Equity Fund
           MFS Fundamental Growth Fund
           MFS Gemini Large Cap U.S. Fund
           MFS Gemini U.K. Fund
           MFS Global Health Sciences Fund
           MFS Global Conservative Equity Fund
           MFS International ADR Fund
           MFS International Core Equity Fund
           MFS Multi Cap Growth Fund
           MFS Emerging Companies Fund
           MFS Select Growth Fund

         MFS Municipal Series Trust:
         ---------------------------
           MFS Alabama Municipal Bond Fund
           MFS Arkansas Municipal Bond Fund
           MFS California Municipal Bond Fund
           MFS Florida Municipal Bond Fund
           MFS Georgia Municipal Bond Fund
           MFS Maryland Municipal Bond Fund
           MFS Massachusetts Municipal Bond Fund
           MFS Mississippi Municipal Bond Fund
           MFS New York Municipal Bond Fund
           MFS North Carolina Municipal Bond Fund
           MFS Pennsylvania Municipal Bond Fund
           MFS South Carolina Municipal Bond Fund
           MFS Tennessee Municipal Bond Fund
           MFS Virginia Municipal Bond Fund
           MFS West Virginia Municipal Bond Fund
           MFS Municipal Income Fund
           MFS Massachusetts High Income Tax Free Fund
           MFS New York High Income Tax Free Fund

         MFS Growth Opportunities Fund

         MFS Government Securities Fund

         Massachusetts Investors Growth Stock Fund

         MFS Government Limited Maturity Fund

         Massachusetts Investors Trust

II.      MFS CLOSED-END FUNDS
         --------------------
           MFS Municipal Income Trust
           MFS Multimarket Income Trust
           MFS Government Markets Income Trust
           MFS Intermediate Income Trust
           MFS Charter Income Trust
           MFS Special Value Trust

III.     MFS INSTITUTIONAL FUNDS
         -----------------------
         MFS Institutional Trust:
         ------------------------
           MFS Institutional Core Equity Fund
           MFS Institutional Emerging Equities Fund
           MFS Institutional High Yield Fund
           MFS Institutional International Equity Fund
           MFS Institutional International Research Equity Fund
           MFS Institutional Large Cap Growth Fund
           MFS Institutional Large Cap Value Fund
           MFS Institutional Mid Cap Growth Fund
           MFS Institutional Real Estate Investment Fund
           MFS Institutional Research Fund

         MFS Series Trust XI:
         --------------------
           MFS Mid Cap Value Fund
           MFS Union Standard Equity Fund
           Vertex Contrarian Fund
           Vertex International Fund


         MFS Variable Insurance Trust:
         -----------------------------
           MFS Bond Series
           MFS Capital Opportunities Series
           MFS Emerging Growth Series
           MFS Global Equity Series
           MFS Global Governments Series
           MFS High Income Series
           MFS Mid Cap Growth Series
           MFS Money Market Series
           MFS New Discovery Series
           MFS Research Series
           MFS Total Return Series
           MFS Utilities Series

IV.      MFS/SUN LIFE SERIES TRUST
         -------------------------
           Capital Appreciation Series
           Massachusetts Investors Trust Series
           Government Securities Series
           Global Governments Series
           High Yield Series
           Managed Sectors Series
           Money Market Series
           Total Return Series
           Utilities Series
           Global Growth Series
           Research Series
           Global Asset Allocation Series
           Global Total Return Series
           Emerging Growth Series
           International Investors Trust Series
           International Growth Series
           Emerging Markets Equity Series
           Capital Opportunities Series
           Research Growth and Income Series
           Bond Series
           Value Series
           Massachusetts Investors Growth Stock Series
           New Discovery Series
           Research International Series
           Strategic Income Series
           Global Health Sciences Series
           Global Telecommunications Series
           International New Discovery Series
           Mid Cap Growth Series
           Strategic Growth Series
           Technology Series

V.       COMPASS PRODUCTS
         ----------------
           Capital Appreciation Variable Account
           Government Securities Variable Account
           Global Governments Variable Account
           High Yield Variable Account
           Managed Sectors Variable Account
           Money Market Variable Account
           Total Return Variable Account